Exhibit 99.3

REPORT OF INDEPENDENT AUDITOR

To the Directors of Terasen Inc.

Under date of February 2, 2005, except as to notes 2 and 20(b), which are as of September 20, 2005, we reported on the consolidated statements of financial position of Terasen Inc. (the “Company”) as of December 31, 2004 and 2003, and the related consolidated statements of earnings and retained earnings and cash flows for each of the years in the three-year period ended December 31, 2004, which are included, together with our report thereon, in the Kinder Morgan, Inc. Current Report on Form 8-K/A (Amendment No. 1).  In connection with our audits of the aforementioned consolidated financial statements, we also have audited the related Supplemental Information entitled “Reconciliation With United States Generally Accepted Accounting Principles and Conversion to United States Dollars” as at December 31, 2004 and 2003 and for the years then ended.  This Supplemental Information is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this Supplemental Information based on our audits.

In our opinion, such Supplemental Information as at December 31, 2004 and 2003 and for the years then ended, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, the Company retroactively changed its method of accounting for capital securities in 2005.

KPMG LLP

Chartered Accountants

Vancouver, Canada

February 2, 2005, except as to note (a), which is as of September 20, 2005

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Terasen Inc. (the “Company”) prepares its statutory financial statements in accordance with generally accepted accounting principles in Canada (“Canadian GAAP") which are different in some respects from those applicable in the United States (“U.S. GAAP") and from practices prescribed by the United States Securities and Exchange Commission (“SEC”).  The significant measurement differences between Canadian GAAP and U.S. GAAP with respect to the Company’s consolidated financial statements as at September 30, 2005, December 31, 2004 and December 31, 2003 and for the nine months ended September 30, 2005 and 2004 and for the years ended December 31, 2004 and 2003 are set out below. The financial information as at September 30, 2005 and for the nine months ended September 30, 2005 and 2004 is unaudited; however, such financial information reflects all adjustments, consisting solely of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial results for the period presented.  In addition, the U.S. GAAP supplemental information has been converted to U.S. dollars (note n).

Consolidated Statements of Financial Position

As at September 30, 2005 (unaudited)

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions)
Assets

Current assets:
Cash and short-term investments (f)	$33.2	$(10.3)	$22.9	$19.7
Accounts receivable (b) (f)	269.9	197.7	467.6	402.2
Inventory of gas in storage and supplies (f)	259.9	(0.8)	259.1	222.8
Income and other taxes recoverable (b) (f) (g)	9.9	(4.4)	5.5	4.7
Prepaid expenses (f)	10.7	(0.2)	10.5	9.0
Current portion of rate stabilization accounts (g)	24.9	13.3	38.2	32.8
	608.5	195.3	803.8	691.2
Property, plant and equipment (f) (g) (h)	3,939.9	32.7	3,972.6	3,416.7
Long term investments (b) (f) (j)	273.1	135.5	408.6	351.4
Goodwill (f)	120.4	(20.7)	99.7	85.8
Rate stabilization accounts (g)	60.4	32.0	92.4	79.5
Other assets (b) (c) (e) (f) (g) (h) (j)	89.5	556.4	645.9	555.7

	$5,091.8	$931.2	$6,023.0	$5,180.3

Liabilities and Shareholders' Equity

Current liabilities:
Short-term notes	$743.5	$-	$743.5	$639.5
Accounts payable and accrued liabilities (b) (c) (f)	361.1	3.9	365.0	313.9
Current portion of rate stabilization accounts (b) (g)	27.2	214.6	241.8	208.0
Current portion of long-term debt	378.9	-	378.9	325.9
	1,510.7	218.5	1,729.2	1,487.3
Long-term debt (a) (f)	1,928.4	(22.3)	1,906.1	1,639.3
Other long-term liabilities and deferred credits (b) (e) (h)	149.1	119.3	268.4	230.8
Future income taxes (a) (b) (e) (f) (g) (h) (j)	88.8	559.9	648.7	557.9
	3,677.0	875.4	4,552.4	3,915.3
Shareholders' equity:
Common shares	892.1	-	892.1	569.9
Contributed surplus (a) (d)	134.1	17.5	151.6	96.6
Retained earnings (a) (b) (d) (e) (h) (j)	447.5	43.4	490.9	333.9
Cumulative currency translation adjustment (l)	(7.9)	7.9	-	-
Accumulated other comprehensive income (loss) (b) (e) (l)	-	(13.0)	(13.0)	296.9
	1,465.8	55.8	1,521.6	1,297.3
Cost of common shares held by Terasen Pipelines (Trans Mountain) Inc.	(51.0)	-	(51.0)	(32.3)
	1,414.8	55.8	1,470.6	1,265.0
	$5,091.8	$931.2	$6,023.0	$5,180.3

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Financial Position

As at December 31, 2004

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions)
Assets

Current assets:
Cash and short-term investments (f)	$20.0	$(1.0)	$19.0	$15.8
Accounts receivable (b) (f) (i)	348.6	(25.1)	323.5	269.1
Inventory of gas in storage and supplies (f)	189.2	(1.5)	187.7	156.1
Prepaid expenses (f)	11.2	(0.7)	10.5	8.7
Current portion of rate stabilization accounts (b) (g)	27.1	27.0	54.1	45.0
	596.1	(1.3)	594.8	494.7
Property, plant and equipment (f) (g) (h) (i)	3,892.5	71.3	3,963.8	3,297.6
Long term investments (b) (f) (j)	218.9	169.1	388.0	322.8
Goodwill (f)	128.0	(32.2)	95.8	79.7
Rate stabilization accounts (g)	60.6	32.1	92.7	77.1
Other assets (b) (c) (e) (f) (g) (h) (i) (j)	74.5	469.5	544.0	452.6

	$4,970.6	$708.5	$5,679.1	$4,724.5

Liabilities and Shareholders' Equity

Current liabilities:
Short-term notes	$248.0	$-	$248.0	$206.3
Accounts payable and accrued liabilities (b) (c) (f)	369.8	26.2	396.0	329.4
Income and other taxes payable (b) (f)	36.4	5.4	41.8	34.8
Current portion of rate stabilization accounts (b) (g)	27.6	14.6	42.2	35.1
Current portion of long-term debt (f)	416.7	(1.0)	415.7	345.9
	1,098.5	45.2	1,143.7	951.5
Long-term debt (a) (f) (i)	2,291.6	24.4	2,316.0	1,926.8
Other long-term liabilities and deferred credits (b) (e) (f) (h)	140.7	120.3	261.0	217.0
Future income taxes (a) (b) (e) (f) (g) (h) (i) (j)	68.7	470.6	539.3	448.7
	3,599.5	660.5	4,260.0	3,544.0
Shareholders' equity:
Common shares	883.4	-	883.4	562.7
Contributed surplus (a) (d)	132.5	17.5	150.0	95.5
Retained earnings (a) (b) (d) (e) (h) (j)	418.9	36.0	454.9	304.5
Cumulative currency translation adjustment (l)	(12.7)	12.7	-	-
Accumulated other comprehensive income (loss) (b) (e) (l)	-	(18.2)	(18.2)	250.1
	1,422.1	48.0	1,470.1	1,212.8
Cost of common shares held by Terasen Pipelines (Trans Mountain) Inc.	(51.0)	-	(51.0)	(32.3)
	1,371.1	48.0	1,419.1	1,180.5
	$4,970.6	$708.5	$5,679.1	$4,724.5

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Financial Position

As at December 31, 2003

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions)
Assets

Current assets:
Cash and short-term investments	$1.5	$-	$1.5	$1.2
Accounts receivable (b) (f) (i)	404.3	(10.7)	393.6	303.6
Inventory of gas in storage and supplies (f)	142.4	(0.7)	141.7	109.3
Prepaid expenses (f)	13.4	(0.7)	12.7	9.8
Current portion of rate stabilization accounts (b) (g)	21.6	14.8	36.4	28.1
	583.2	2.7	585.9	452.0
Property, plant and equipment (f) (g) (h) (i)	3,882.4	61.8	3,944.2	3,042.2
Long term investments (b) (f) (j)	204.6	123.2	327.8	252.8
Goodwill (f)	101.9	(13.5)	88.4	68.2
Rate stabilization accounts (g)	75.7	41.7	117.4	90.6
Other assets (b) (c) (e) (f) (g) (h) (i) (j) (k)	73.5	454.8	528.3	407.5

	$4,921.3	$670.7	$5,592.0	$4,313.3

Liabilities and Shareholders' Equity

Current liabilities:
Short-term notes	$553.9	$-	$553.9	$427.3
Bank indebtedness (f)	-	4.0	4.0	3.1
Accounts payable and accrued liabilities (b) (c) (f)	369.6	23.6	393.2	303.3
Income and other taxes payable (b)	43.9	4.1	48.0	37.0
Current portion of rate stabilization accounts (b) (g)	6.2	3.3	9.5	7.3
Current portion of long-term debt (f)	51.8	(1.0)	50.8	39.2
	1,025.4	34.0	1,059.4	817.2
Long-term debt (a) (f) (i)	2,426.1	36.2	2,462.3	1,899.2
Other long-term liabilities and deferred credits (e) (f) (h)	99.8	80.5	180.3	139.1
Future income taxes (a) (b) (e) (f) (g) (h) (i) (j) (k)	67.5	480.5	548.0	422.7
	3,618.8	631.2	4,250.0	3,278.2
Shareholders' equity:
Common shares	868.7	-	868.7	551.4
Contributed surplus (a) (d)	131.4	16.8	148.2	94.2
Retained earnings (a) (b) (d) (e) (h) (j)	355.5	29.2	384.7	250.5
Cumulative currency translation adjustment (l)	(2.1)	2.1	-	-
Accumulated other comprehensive income (loss) (b) (e) (k) (l)	-	(8.6)	(8.6)	171.3
	1,353.5	39.5	1,393.0	1,067.4
Cost of common shares held by Terasen Pipelines (Trans Mountain) Inc.	(51.0)	-	(51.0)	(32.3)
	1,302.5	39.5	1,342.0	1,035.1
	$4,921.3	$670.7	$5,592.0	$4,313.3

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings

Nine months ended September 30, 2005 (unaudited)

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions, except per share amounts)

Revenue:
Natural gas distribution (h)	$1,065.8	$3.1	$1,068.9	$873.2
Petroleum transportation	163.0	-	163.0	133.2
Water and utility services (f)	187.3	(41.8)	145.5	118.8
Other activities (f)	2.8	-	2.8	2.3
	1,418.9	(38.7)	1,380.2	1,127.5

Expenses:
Cost of natural gas	637.2	-	637.2	520.6
Cost of revenue from water and utility services and other activities (f)	139.8	(23.7)	116.1	94.8
Operation and maintenance (d) (f)	226.1	(4.9)	221.2	180.7
Depreciation and amortization (f) (h) (j)	109.0	(0.9)	108.1	44.0
Property and other taxes (f)	54.1	(0.3)	53.8	88.3
	1,166.2	(29.8)	1,136.4	928.4

Operating income	252.7	(8.9)	243.8	199.1

Financing costs (b) (f)	133.8	(1.2)	132.6	108.3

Earnings before share of equity earnings and income taxes	118.9	(7.7)	111.2	90.8

Equity earnings from Clean Energy, net of disposition costs	2.2	-	2.2	1.8

Share of equity earnings from long-term investments (b) (f) (j)	13.7	14.0	27.7	22.7

Earnings before income taxes	134.8	6.3	141.1	115.3

Income taxes (b) (f) (g) (j)	35.0	(1.1)	33.9	27.7

Net earnings	99.8	7.4	107.2	87.6

Retained earnings, beginning of period	418.9	36.0	454.9	304.5

Dividends on common shares	(71.2)	-	(71.2)	(58.2)

Retained earnings, end of period	$447.5	$43.4	$490.9	$333.9

Common shares - weighted average (millions)	105.5	-	105.5	105.5

Basic earnings per common share	$0.95	$0.07	$1.02	$0.83

Diluted earnings per common share	$0.94	$0.07	$1.01	$0.82

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings

Nine months ended September 30, 2004 (unaudited)

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions, except per share amounts)

Revenue:
Natural gas distribution (h)	$998.4	$1.6	$1,000.0	$752.9
Petroleum transportation	167.0	-	167.0	125.8
Water and utility services (f)	150.3	(34.5)	115.8	87.2
Other activities (f)	24.9	(21.1)	3.8	2.9
	1,340.6	(54.0)	1,286.6	968.8

Expenses:
Cost of natural gas	573.0	-	573.0	431.5
Cost of revenue from water and utility services and other activities (f)	124.8	(33.0)	91.8	69.1
Operation and maintenance (d) (f)	221.5	(11.6)	209.9	158.0
Depreciation and amortization (f) (h) (j)	110.5	(2.0)	108.5	81.7
Property and other taxes	52.7	(0.1)	52.6	39.6
	1,082.5	(46.7)	1,035.8	779.9

Operating income	258.1	(7.3)	250.8	188.9

Financing costs (b) (f)	129.8	3.2	133.0	100.1

Earnings before share of equity earnings and income taxes	128.3	(10.5)	117.8	88.8

Share of equity earnings from long-term investments (b) (f) (j)	10.4	8.4	18.8	14.2

Earnings before income taxes	138.7	(2.1)	136.6	103.0

Income taxes (b) (f) (j)	42.8	(2.9)	39.9	30.1

Net earnings	95.9	0.8	96.7	72.9

Retained earnings, beginning of period	355.5	29.2	384.7	250.5

Dividends on common shares	(64.3)	-	(64.3)	(48.5)

Retained earnings, end of period	$387.1	$30.0	$417.1	$274.9

Common shares - weighted average (millions)	104.6	-	104.6	104.6

Basic earnings per common share	$0.92	$-	$0.92	$0.70

Diluted earnings per common share	$0.91	$0.01	$0.92	$0.69

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings

Year ended December 31, 2004

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions, except per share amounts)

Revenue:
Natural gas distribution (h)	$1,494.1	$2.7	$1,496.8	$1,150.0
Petroleum transportation	225.5	-	225.5	173.3
Water and utility services (f)	201.6	(47.5)	154.1	118.4
Other activities (f)	35.8	(30.2)	5.6	4.3
	1,957.0	(75.0)	1,882.0	1,446.0

Expenses:
Cost of natural gas	885.4	-	885.4	680.2
Cost of revenue from water and utility services and other activities (f)	174.3	(50.3)	124.0	95.3
Operation and maintenance (d) (f)	302.9	(16.0)	286.9	220.4
Depreciation and amortization (f) (h) (j)	147.1	(2.8)	144.3	110.9
Property and other taxes (f)	70.1	(0.2)	69.9	53.7
	1,579.8	(69.3)	1,510.5	1,160.5

Operating income	377.2	(5.7)	371.5	285.5

Financing costs (a) (b) (f)	176.6	2.9	179.5	137.9

Earnings before share of equity earnings and income taxes	200.6	(8.6)	192.0	147.6

Share of equity earnings from long-term investments (b) (f) (j)	15.0	14.8	29.8	22.9

Earnings before income taxes	215.6	6.2	221.8	170.5

Income taxes (a) (b) (f) (j)	65.8	(0.6)	65.2	50.1

Net earnings	149.8	6.8	156.6	120.4

Retained earnings, beginning of period	355.5	29.2	384.7	250.5

Dividends on common shares	(86.4)	-	(86.4)	(66.4)

Retained earnings, end of period	$418.9	$36.0	$454.9	$304.5

Common shares - weighted average (millions)	104.7	-	104.7	104.7

Basic earnings per common share	$1.43	$0.07	$1.50	$1.15

Diluted earnings per common share	$1.42	$0.07	$1.49	$1.14

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings

Year ended December 31, 2003

	Canadian GAAP Cdn $	Adjustments Cdn $	U.S. GAAP Cdn $	U.S. GAAP U.S.$
	(In millions, except per share amounts)

Revenue:
Natural gas distribution (h)	$1,497.9	$2.3	$1,500.2	$1,070.4
Petroleum transportation	200.0	-	200.0	142.7
Water and utility services (f)	152.5	(39.0)	113.5	81.0
Other activities (f)	26.2	(22.4)	3.8	2.7
	1,876.6	(59.1)	1,817.5	1,296.8

Expenses:
Cost of natural gas	889.7	-	889.7	634.8
Cost of revenues from water and utility services and other activities (f)	132.4	(43.4)	89.0	63.5
Operation and maintenance (d) (f)	284.8	(12.1)	272.7	194.6
Depreciation and amortization (f) (h) (j)	133.4	(1.6)	131.8	94.0
Property and other taxes	69.9	-	69.9	49.9
	1,510.2	(57.1)	1,453.1	1,036.8

Operating income	366.4	(2.0)	364.4	260.0

Financing costs (a) (b) (f)	186.0	1.7	187.7	133.9

Earnings before share of equity earnings and income taxes	180.4	(3.7)	176.7	126.1

Share of equity earnings from long-term investments (b) (f) (j)	8.0	39.4	47.4	33.8

Earnings before income taxes	188.4	35.7	224.1	159.9

Income taxes (a) (b) (f) (j)	55.7	5.3	61.0	43.5

Net earnings	132.7	30.4	163.1	116.4

Retained earnings, beginning of period (a) (b) (d) (e) (h) (i)	302.2	(1.2)	301.0	190.8

Dividends on common shares	(79.4)	-	(79.4)	(56.7)

Retained earnings, end of period	$355.5	$29.2	$384.7	$250.5

Common shares - weighted average (millions)	103.8	-	103.8	103.8

Basic earnings per common share	$1.28	$0.29	$1.57	$1.12

Diluted earnings per common share	$1.27	$0.29	$1.56	$1.11

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Comprehensive Income

Nine months ended September 30, Year ended December 31,
	2005	2004	2004	2003
	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP
In millions of Canadian dollars	(unaudited)

Net earnings	$107.2	$96.7	$156.6	$163.1

Other comprehensive income (loss), net of income tax:
Reclassification of losses on available for sale marketable securities to statement of earnings	-	0.1	0.1	1.8
Write-down of available for sale market securities to fair value	-	-	-	(0.5)
Change in minimum benefit liability	-	-	(1.2)	3.8
Change in currency translation adjustment account	5.2	(4.3)	(8.5)	(4.8)

Comprehensive income	$112.4	$92.5	$147.0	$163.4

Consolidated Statements of Comprehensive Income

Nine months ended September 30, Year ended December 31,
	2005	2004	2004	2003
	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP
In millions of U.S. dollars	(unaudited)

Net earnings	$87.6	$72.9	$120.4	$116.4

Other comprehensive income (loss), net of income tax:
Reclassification of losses on available for sale marketable securities to statement of earnings	-	0.1	0.1	1.3
Write-down of available for sale market securities to fair value	-	-	-	(0.4)
Change in minimum benefit liability	-	-	(0.9)	2.7
Change in currency translation adjustment account	46.8	16.6	79.6	173.3

Comprehensive income	$134.4	$89.6	$199.2	$293.3

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

Consolidated Statements of Accumulated Other Comprehensive Income (Loss)

Nine months ended September 30, Year ended December 31,
	2005	2004	2004	2003
	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP
In millions of Canadian dollars	(unaudited)

Accumulated other comprehensive income (loss), beginning of period	$(18.2)	$(8.6)	$(8.6)	$(8.9)

Other comprehensive income (loss)	5.2	(4.2)	(9.6)	0.3

Accumulated other comprehensive income (loss), end of period	$(13.0)	$(12.8)	$(18.2)	$(8.6)

Consolidated Statements of Accumulated Other Comprehensive Income (Loss)

Nine months ended September 30, Year ended December 31,
	2005	2004	2004	2003
	U.S. GAAP	U.S. GAAP	U.S. GAAP	U.S. GAAP
In millions of U.S dollars	(unaudited)

Accumulated other comprehensive income (loss), beginning of period	$250.1	$171.3	$171.3	$(5.6)

Other comprehensive income (loss)	46.8	16.7	78.8	176.9

Accumulated other comprehensive income (loss), end of period	$296.9	$188.0	$250.1	$171.3

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

a.

Change in accounting policy and Capital Securities:

In accordance with recent changes to the Canadian Institute of Chartered Accountants (“CICA”) Handbook Section 3860, “Financial Instruments – Disclosures and Presentation”, pursuant to Canadian GAAP the Company’s $125.0 million 8% Capital Securities have been reclassified from shareholders’ equity to liabilities effective January 1, 2005 as the Capital Securities can be settled by issuing equity at a variable price dependent upon the market value of the Company’s common shares at the settlement date.  As a result of the change, distributions associated with the Capital Securities are now recorded as financing costs and the related income tax benefits are recorded within income tax expense. Previously, the distributions were recorded on an after tax basis as a deduction from net earnings applicable to common shares. There has been no impact to earnings applicable to common shares or to earnings per share.  The changes have been applied retroactively and have increased long-term debt and decreased shareholders’ equity for Canadian GAAP purposes at December 31, 2004 and 2003, both by $125.0 million, compared to the amounts previously reported.  The restatement has also for Canadian GAAP purposes increased financing costs for the year ended December 31, 2004 by $10.0 million (2003-$10.0 million), decreased income tax expense by $3.4 million (2003-$3.3 million) and capital securities distributions by $6.6 million (2003-$6.7 million) compared to amounts previously reported.  These changes have been applied retroactively into the 2004 and 2003 annual financial information and have been reflected in each of the Canadian GAAP columns included in this Supplemental Information.  The September 30, 2005 and 2004 financial information previously presented reflects this change in Canadian GAAP on a retroactive basis.

For  U.S. GAAP purposes a beneficial conversion option is considered to have been provided to the holders of the Capital Securities.  The value of the beneficial conversion option ($12.5 million) is initially recorded as equity rather than debt. The debt component of the Capital Securities is then accreted up to its face value over the term of the Capital Securities by way of an increase to financing costs.  The deemed discount on the liability component is a temporary difference for purposes of deferred income tax calculations.

The effect of this adjustment to U.S. GAAP for Capital Securities for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ -	$ -	$ -
Total liabilities		(8.2)	(8.2)	(8.2)
Shareholders’ equity		8.2	8.2	8.2

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

b.

Derivative instruments, hedging activities and written option:

(i)

The Company applies hedge accounting to substantially all of its derivatives for Canadian GAAP. Canadian GAAP does not require the recognition of derivative instruments on the consolidated statement of financial position at fair value unless the derivative instrument does not qualify for hedge accounting under the CICA Accounting Guideline 13, “Hedging Relationships”.  Non-qualifying derivatives are adjusted to fair value through earnings each period.

Certain gas purchase contracts of the Company are considered derivatives for U.S. GAAP purposes but are not considered derivatives for Canadian GAAP purposes and, accordingly, are not recorded in the Company’s financial statements until the period the gas is delivered.

Under U.S. GAAP, all derivative instruments are recognized on the consolidated statements of financial position at their fair value at each period end.  The Company has not applied hedge accounting to any of its derivatives for U.S. GAAP purposes.  Changes in the fair value of derivatives are recorded to earnings in the period of change, except where such derivatives are entered into on behalf of regulated customers, in which case the change in fair value is recorded in a regulatory deferral account.

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

(ii)

For Canadian GAAP purposes, certain equity investees of the Company have designated future U.S. dollar revenues as a hedge of the foreign currency risk associated with U.S. dollar debt.  The investees defer the exchange gains and losses on the U.S. dollar long-term debt and recognize an adjustment to the related revenues at the time the revenue is earned.  These arrangements do not qualify for hedge accounting under U.S. GAAP.  Accordingly, the Company has adjusted its equity earnings in the investees to reflect the amounts as if the investees had translated the long-term debt at the period end exchange rates and recognized the resulting foreign exchange gains or losses in the period incurred.

(iii)

On July 31, 2004, the Company acquired a 50 per cent interest in Fairbanks Sewer and Water Inc. (“FSW”).  The Company and the other owners of FSW each have the option to require the Company to acquire the remaining 50 per cent in FSW commencing in 2009 at a price determinable at that time.  For U.S. GAAP purposes, this written option has been recorded at its estimated fair value with an offsetting increase to the equity investment amount.  Changes in the fair value of this option are recognized in earnings.

The effect of the adjustments for derivative instruments and hedging activities for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ 271.9	$ 72.8	$ 58.8
Total liabilities		222.6	29.0	22.9
Shareholders’ equity		49.3	43.8	35.9

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ 5.1	$ 0.5	$ 5.8	$ 34.0

c.

Regulatory deferral accounts:

For Canadian GAAP purposes, certain regulatory deferral accounts are aggregated on a net basis in the consolidated statements of financial position.  For U.S. GAAP purposes, the asset and liability accounts are presented separately and not on a net basis.

The effect of this adjustment for regulatory deferral accounts for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ 6.4	$ 17.8	$ 29.8
Total liabilities		6.4	17.8	29.8
Shareholders’ equity		-	-	-

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

d.

Stock-based compensation:

Effective January 1, 2003, the Company elected to prospectively apply the amended recommendations of the CICA Handbook related to the accounting for stock-based compensation at fair value for stock option grants made on or after January 1, 2003.  Accordingly, the Company uses the fair value method of valuing stock options granted on or after January 1, 2003.  Under the fair value based method, compensation cost is measured at the fair value at the date of grant and is expensed over the award’s vesting period.

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

For U.S. GAAP purposes, the Company has also adopted the fair value method of accounting for employee stock options granted on or after January 1, 2003 on a prospective basis.   Accordingly, there are no differences between Canadian GAAP and U.S. GAAP for option grants made on or after January 1, 2003.

Prior to January 1, 2003, no compensation expense was recognized under Canadian GAAP related to stock options granted.    For U.S. GAAP purposes, options granted prior to January 1, 2003 are accounted for pursuant to APB No. 25, “Accounting for Stocks Issued to Employees”  (“APB 25”), under which the measurement date for calculating stock based compensation is the date that both the number of shares the grantee is eligible to receive and the option or exercise price are known.  Compensation cost is then valued based on the difference between the market price of the stock and the option exercise price at the measurement date. Certain of the Company’s granted options prior to 2003 were accounted for under the variable plan method of APB 25 as the measurement date had not been reached.  As such options include performance based options for which full vesting has not occurred at September 30, 2005, an adjustment has been made for additional compensation cost in the periods presented. The compensation cost is recognized based on the vesting period, by the attribution method presented in FIN 28, “Accounting for Stock Appreciation Rights and Other Variable Stock Option of Award Plans”.

The effect of this adjustment for stock-based compensation for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ -	$ -	$ -
Total liabilities		-	-	-
Shareholders’ equity		-	-	-

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ (0.1)	$ (0.6)	$ (0.6)	$ (3.5)

e.

Pensions and post-retirement benefits other than pensions:

Effective January 1, 2000, accounting for pension and post-retirement benefits other than pensions under Canadian GAAP was modified to become similar to the then existing requirements under U.S. GAAP.  Adjustments for purposes of this U.S. GAAP reconciliation arise due to differences in the amortization periods of the net transitional obligation under Canadian GAAP and U.S. GAAP and the policies of the SEC and due to the requirement for recognition of an additional minimum pension liability for U.S. GAAP purposes.

The effect of this adjustment for pensions and post-retirement benefits other than pensions for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ 40.1	$ 43.8	$ 47.0
Total liabilities		45.6	49.3	51.3
Shareholders’ equity		(5.5)	(5.5)	(4.3)

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

f.

Interest in joint ventures:

Under Canadian GAAP, the Company’s interests in joint ventures are accounted for using the proportionate consolidation method. Under U.S. GAAP, these investments are accounted for using the equity method.

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

The equity method is a basis of accounting for investments whereby the investment is initially recorded at cost and the carrying value is adjusted thereafter to include the Company's pro rata share of post-acquisition earnings of the investee. The amount of the adjustment is included in the determination of net income by the investor, and the investment account of the investor is also increased or decreased to reflect the investor's share of capital transactions (including amounts recognized in other comprehensive income) and changes in accounting policies.  Profit distributions received or receivable from an investee reduce the carrying value of the investment.

Excluding the impact of other U.S. GAAP adjustments within the financial statements of the investee, the effect of which adjustments are described elsewhere in this Supplemental Information, the use of the equity method of accounting results in the same net income and shareholders’ equity as the proportionate consolidation method of accounting for joint ventures.

The effect of this adjustment for interests in joint ventures for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ (24.3)	$ (25.9)	$ (9.3)
Total liabilities		(24.3)	(25.9)	(9.3)
Shareholders’ equity		-	-	-

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

g.

Income tax accounting:

Under Canadian GAAP, the Company’s regulated gas and petroleum businesses account for and recover income tax expense in rates as prescribed by their respective regulators.  This includes accounting for income taxes by the taxes payable method and accounting for certain deferral and rate stabilization accounts on a net of tax basis. Therefore, future income taxes related to temporary differences are not recorded for these components of the Company’s business.   The taxes payable method is followed as there is a reasonable expectation that all future income taxes will be recovered in rates when the taxes become payable.  For these businesses, U.S. GAAP requires the recognition of deferred income tax assets and liabilities related to temporary differences and the corresponding deferred charges which are to be collected from regulated customers in future years.  In addition, the accounting for deferral and rate stabilization accounts on a net of tax basis is not allowed under U.S. GAAP.  Accordingly, for U.S. GAAP purposes, these accounts and the respective deferred income tax asset or liability have been adjusted to their gross amounts.

For Canadian GAAP purposes, income tax assets and liabilities are measured using income tax rates that, at the balance sheet date, have been enacted, or substantively enacted where there has been an announced, but not adopted, change in income tax rates that the government is able and committed to enacting in the foreseeable future and the Company expects to be assessed based on the announced tax rates or tax laws. Under U.S. GAAP, income tax assets and liabilities are measured using the income tax rates that have been enacted at the balance sheet date. Accordingly, for U.S. GAAP purposes, as at September 30, 2005 and for the nine months then ended, income tax assets and liabilities have been measured using the enacted tax rate rather than the substantively enacted tax rate used for Canadian GAAP purposes.

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

The effect of this adjustment for income tax accounting for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ 571.5	$ 511.4	$ 487.3
Total liabilities		570.7	511.4	487.3
Shareholders’ equity		0.8	-	-

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ 0.8	$ -	$ -	$ -

h.

Lease-in/lease-out arrangements:

During 2001, 2002 and 2004, the Company entered into arrangements whereby certain natural gas distribution assets were leased to certain municipalities and then leased back by the Company from the municipalities.  For Canadian GAAP purposes, the lease of the assets to the municipalities has been accounted for as a sales-type lease and the lease back of the assets as an operating lease.  Gains recorded on the lease out of the assets are deferred and amortized over the term of the lease back.

For U.S. GAAP purposes, the gas distribution assets are considered to be integral equipment to real estate assets and, as such, the lease out of the assets to the municipalities is an operating lease.  Under operating lease accounting, the assets continue to be recognized on the statement of financial position at their historical cost and are depreciated over their estimated useful life.  The proceeds received on the lease out are initially recorded as a deferred credit and then amortized, together with proceeds to be received in future periods, on an interest yield basis. The deferred gain and amortization thereon recorded for Canadian GAAP purposes are not recognized for U.S. GAAP purposes.

The effect of this adjustment for the lease-in/lease-out arrangements for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ 67.4	$ 68.5	$ 36.5
Total liabilities		63.0	65.3	34.5
Shareholders’ equity		4.4	3.2	2.0

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ 1.2	$ 0.5	$ 1.1	$ 1.0

i.

Leasing arrangement:

In 2000, the Company entered into a leasing arrangement with a syndicate of banks and the BCG Coastal Facilities Trust, a special-purpose entity, to finance new building facilities to be used by the Company in the Greater Vancouver area. On January 4, 2005, the Company purchased the building facilities and the BCG Coastal Facilities Trust was unwound.  The Coastal Facilities leasing arrangement has been accounted for as an operating lease under Canadian GAAP prior to January 4, 2005. Commencing January 4, 2005, the cost of the building facilities is included in the consolidated statement of financial position.

Under U.S. GAAP, the BCG Coastal Facilities Trust would have been consolidated by the Company since inception.

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

The effect of this adjustment for the leasing arrangement for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ -	$ 22.4	$ 23.7
Total liabilities		-	22.4	23.7
Shareholders’ equity		-	-	-

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

j.

Deferred charges and costs of start-up activities:

Under Canadian GAAP, start-up activities and certain other costs have been deferred and amortized over their expected period of benefit. For U.S. GAAP purposes, such costs are expensed as incurred.

The effect of this adjustment for deferred charges and costs of start-up activities for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ (1.8)	$ (2.3)	$ (3.0)
Total liabilities		(0.4)	(0.6)	(0.8)
Shareholders’ equity		(1.4)	(1.7)	(2.2)

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ 0.4	$ 0.4	$ 0.5	$ (1.1)

k.

Unrealized holding losses on marketable securities:

Under U.S. GAAP, SFAS 115, “Accounting for Investments in Debt and Equity Securities” (“FAS 115”) requires that the Company’s marketable securities be classified as available-for-sale securities and be recorded at market value with unrealized gains or losses excluded from earnings recorded as a component of shareholders’ equity.  No similar requirement exists under Canadian GAAP.

The effect of this adjustment for unrealized holding losses on marketable securities for each of the periods presented is as follows (increase(decrease)):

As at		September 30, 2005 (unaudited)	December 31, 2004	December 31, 2003
Total assets		$ -	$ -	$ (0.1)
Total liabilities		-	-	-
Shareholders’ equity		-	-	(0.1)

Period ended	September 30, 2005 (unaudited)	September 30, 2004 (unaudited)	December 31, 2004	December 31, 2003
Net income	$ -	$ -	$ -	$ -

l.

Reporting comprehensive income:

SFAS 130, “Reporting Comprehensive Income” (“FAS 130”), establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements.  Comprehensive income

TERASEN INC.

Supplemental Information

Reconciliation with United States Generally Accepted Accounting Principles and Conversion to United States Dollars

Nine-month periods ended September 30, 2005 and 2004 and years ended December 31, 2004 and 2003

(All dollar amounts are expressed in millions of Canadian dollars, except where otherwise indicated)

equals net income for the period as adjusted for non-owner changes in shareholders’ equity.  FAS 130 requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement.

Changes during each reporting period in the cumulative foreign currency translation adjustment account for foreign investees are reported as a component of comprehensive income under U.S. GAAP.  The minimum benefit liability related to pension plans under U.S. GAAP is reported as a component of comprehensive income to the extent that the additional minimum liability recognized exceeds the unrecognized prior service cost. Unrealized holding losses on marketable securities classified as “available for sale” securities are reported as a component of comprehensive income under U.S. GAAP. All amounts are presented on a net of tax basis.

m.

Impact of recently issued U.S. accounting pronouncements:

 (i)

Financial Interpretation No. 46 (“FIN 46R”), “Consideration of Variable Interest Entities”, which addresses the requirements to consolidate related entities if a company is determined to be the primary beneficiary as a result of variable economic interests, became effective for the Company for U.S. GAAP purposes in 2004.  In 2004, the application of FIN 46R was the guidance that resulted in the consolidation of the BCG Coastal Facilities Trust (note i).

(ii)

In December 2004, the Financial Accounting Standards Board issued revised FAS No. 123(R), “Share-Based Payment”, which replaces FAS No. 123, “Accounting for Stock-Based Compensation” and supersedes APB 25, “Accounting for Stock Issued to Employees”.  This statement, which requires the cost of all share-based payments to be recognized in the financial statements, establishes fair value as the measurement objective and requires entities to apply a fair-value measurement method in accounting for share-based payment transactions.  The statement is effective for the Company for annual periods that begin after June 15, 2005.   As indicated in note (d), the Company currently applies a fair value method to the measurement of stock-based compensation for Canadian GAAP and U.S. GAAP purposes.  The Company has not completed its evaluation of the impact of adopting this standard.

(iii)

In March 2005, the Financial Accounting Standards Board issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”).  FIN 47 clarifies that the term conditional asset retirement obligation as used in FASB Statement No. 143, “Accounting for Asset Retirement Obligations”, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity.  FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation.  FIN 47 is effective for the Company as at December 31, 2005. The Company has not completed its evaluation of the impact of adopting this standard.

n.

Conversion to United States dollars:

For information purposes, assets and liabilities have been converted to U.S. dollars at each period end based on the exchange rate in effect at that date. Shareholders’ equity balances as at January 1, 2003 have been translated to U.S. dollars based on the exchange rate in effect at that date. Subsequent changes in shareholders’ equity have been translated to U.S. dollars based on the exchange rate in effect during that period.  Revenues and expenses have been converted to U.S. dollars based on the average exchange rate during the period.  Exchange gains and losses arising on translation have been recognized in comprehensive income through the cumulative translation account and are included in accumulated other comprehensive income (loss) in shareholders’ equity on the consolidated statements of financial position.